EXHIBIT 10.11
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
AMENDMENT NO. 1
to the
LICENSE AGREEMENT
dated as of March 31, 2004
     THIS AMENDMENT NO. 1 (the “FIRST AMENDMENT”), dated and effective as of the 22nd day of December, 2004, to that certain LICENSE AGREEMENT dated as of March 31, 2004 (the “AGREEMENT”), by and between DUKE UNIVERSITY, a nonprofit educational and research institution organized under the laws of North Carolina (“DUKE”), and OREXIGEN PHARMACEUTICALS, INC., a Delaware corporation (hereinafter “OREXIGEN”). Unless otherwise defined herein, capitalized terms used but not defined herein shall have the meaning set forth in the AGREEMENT and the AGREEMENT shall be amended to incorporate any additional definitions provided for in this FIRST AMENDMENT, including definitions in the recitals hereto.
     WHEREAS, OREXIGEN and CYPRESS BIOSCIENCE, INC., a Delaware corporation (“CYPRESS”), intend to enter into that certain LICENSE AGREEMENT (the “CYPRESS AGREEMENT”), pursuant to which OREXIGEN shall grant a SUBLICENSE (the “CYPRESS SUBLICENSE”) to CYPRESS, subject to this FIRST AMENDMENT, and CYPRESS is a signatory to this FIRST AMENDMENT solely for the purposes of Section 2 of this FIRST AMENDMENT;
     WHEREAS, DUKE and OREXIGEN desire to amend the AGREEMENT as set forth herein;
     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereby agree as follows:
     1. Amendment to Section 1.19. Section 1.19 of the AGREEMENT is hereby amended to read in its entirety as follows:
     1.01 “NET SALES” shall mean:
(a)	in the case of DUKE LICENSED PRODUCTS and OREXIGEN LICENSED PRODUCTS, OREXIGEN’S (and/or those of SUBLICENSEES, as the case may be) revenues received from sale and/or lease of the subject DUKE LICENSED PRODUCTS and/or OREXIGEN LICENSED PRODUCTS; and

(b)	in the case of DUKE LICENSED PROCESSES and OREXIGEN LICENSED PROCESSES, OREXIGEN’S (and/or those of SUBLICENSEES, as the case may be) revenues received from sale and/or lease of the subject DUKE LICENSED PROCESSES and/or OREXIGEN LICENSED PROCESSES; and

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(c)	in the case of DUKE LICENSED SERVICES and OREXIGEN LICENSED SERVICES, revenue received by OREXIGEN (and/or SUBLICENSEES, as the case may be) for provision of the subject DUKE LICENSED SERVICE and/or OREXIGEN LICENSED SERVICE to a THIRD PARTY.
and each of (a) (b), and (c), above shall be less the sum of the following:
(w)	discounts allowed in amounts customary in the trade;

(x)	sales, tariff duties and/or use taxes directly imposed and with reference to particular sales;

(y)	outbound transportation prepaid or allowed; and

(z)	amounts allowed or credited on returns.
No deductions to NET SALES shall be made for commissions paid to individuals whether they are associated with independent sales agencies or regularly employed by OREXIGEN (and/or SUBLICENSEES, as the case may be) and on its payroll, or for cost of collections. DUKE LICENSED PRODUCTS, OREXIGEN LICENSED PRODUCTS, DUKE LICENSED PROCESSES, OREXIGEN LICENSED PROCESSES, DUKE LICENSED SERVICES, and OREXIGEN LICENSED SERVICES shall be considered “sold” when the consideration for provision thereof is received by OREXIGEN (and/or SUBLICENSEES, as the case may be). DUKE LICENSED PRODUCTS, OREXIGEN LICENSED PRODUCTS, DUKE LICENSED PROCESSES, OREXIGEN LICENSED PROCESSES, DUKE LICENSED SERVICES, and OREXIGEN LICENSED SERVICES used by OREXIGEN (and/or SUBLICENSEES, as the case may be) for clinical field trials, provided as free-of-charge-samples for distribution to customers or end users, or for OREXIGEN’s own internal non-commercial research (and/or SUBLICENSEES, as the case may be) shall not be included in NET SALES.
Except as provided below, if a DUKE LICENSED PRODUCT, DUKE LICENSED PROCESS or a DUKE LICENSED SERVICE is sold in combination with another active component or components not otherwise claimed in the DUKE PATENT RIGHTS, and OREXIGEN (or any appertaining SUBLICENSEE) does not pay a royalty for such component that will result in a reduced RUNNING ROYALTY pursuant to Section 3.01(b), then the NET SALES, for purposes of determining royalties on the combination, will be calculated by multiplying the NET SALES of the combination by the fraction A/(A+B), where A is the invoice price of the DUKE LICENSED PRODUCT, DUKE LICENSED PROCESS or DUKE LICENSED SERVICE if sold separately and B is the total invoice price of any other active component or components in the combination if sold separately. If the DUKE LICENSED PRODUCT, DUKE LICENSED PROCESS or DUKE LICENSED SERVICE and

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the other active component or components in the combination are not sold separately, the NET SALES, for purposes of determining royalties on the combination, will be calculated by multiplying the NET SALES of the combination by the fraction determined by mutual agreement of the parties, that reflects the relative contribution in value that the DUKE LICENSED PRODUCT, DUKE LICENSED PROCESS or DUKE LICENSED SERVICE contained in the combination makes to the total value of such combination to the end user.
     2. Amendment to Section 2.04. Section 2.04 is amended by adding the following to the end of Section 2.04:
It is understood and acknowledged that OREXIGEN and Cypress Bioscience, Inc. a Delaware corporation (“CYPRESS”) have entered into a certain License Agreement, dated effective January 3, 2005, pursuant to which OREXIGEN grants a SUBLICENSE to CYPRESS (such License Agreement hereinafter referred to as “CYPRESS AGREEMENT”). Pursuant to the provisions of this Section 2.04, DUKE hereby agrees that the SUBLICENSE granted to CYPRESS under the CYPRESS AGREEMENT shall be further sublicenseable without approval from DUKE, provided that CYPRESS and each of its appertaining SUBLICENSEES wishing to enter into another a SUBLICENSE AGREEMENT to sublicense its rights determine in good faith that to do so is in the best interest of the parties involved, including DUKE, and is not to the unreasonable and/or disproportionate detriment of DUKE as compared to CYPRESS and/or the subject SUBLICENSEE(S). Pursuant to the provisions of this Section 2.04, DUKE hereby approves of assignment of the CYPRESS AGREEMENT (as it applies to the DUKE PATENT RIGHTS) to DUKE in the event this AGREEMENT is terminated, and acknowledges that termination of this AGREEMENT shall not affect the exclusivity of the CYPRESS SUBLICENSE, provided that, at the time of any such termination of this AGREEMENT, CYPRESS is not in breach of any of the material obligations under the CYPRESS AGREEMENT that flow to CYPRESS as a SUBLICENSEE under this AGREEMENT. In addition, DUKE agrees that, effective upon such assignment of the CYPRESS AGREEMENT to DUKE, the royalty and milestone payment terms under the CYPRESS AGREEMENT payable by CYPRESS shall be replaced in their entirety by the royalty and milestone payment terms under Section 3.01(f) and (g) of this AGREEMENT (and no other payments shall be payable under Section 3.01 of the CYPRESS AGREEMENT or Section 3.01 of this AGREEMENT), and CYPRESS shall assume a pro rata sharing of DUKE PATENT RIGHTS EXPENSES incurred after the date of assignment of the CYPRESS AGREEMENT to DUKE with other SUBLICENSEES (if any), such pro rata sharing to reflect the scope and relative value of the rights under the DUKE PATENT RIGHTS granted to each SUBLICENSEE as determined in good faith by DUKE in consultation with each SUBLICENSEE.
     3. Amendment to Section 3.01. Section 3.01 of the AGREEMENT is hereby amended by adding subsection (f) thereto, which provides as follows:

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(f)	Royalty on NET SALES by CYPRESS. For any NET SALES of DUKE LICENSED PRODUCTS, DUKE LICENSED PROCESSES, and DUKE LICENSED SERVICES by CYPRESS (and any appertaining SUBLICENSEES thereof, as the case may be), the provisions of this Section 3.01(f) shall apply instead of Section 3.01(b), and the DUKE RUNNING ROYALTY in connection with such NET SALES by CYPRESS shall be as follows:

Royalty Rate	Annual NET SALES Levels
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
The applicable DUKE RUNNING ROYALTY rate for a particular NET SALES level shall apply only to such NET SALES level. Therefore, as an example, if NET SALES for a particular calendar year were [***].

Notwithstanding the foregoing, if CYPRESS (and/or appertaining SUBLICENSEES thereof, as the case may be) obtains from any THIRD PARTY any licenses and/or sublicenses for patent rights in order to practice DUKE PATENT RIGHTS in the FIELD OF USE or in order to develop, make, have made, use, import, offer for sale, sell, import, export or provide DUKE LICENSED PRODUCTS, DUKE LICENSED PROCESSES, and/or DUKE LICENSED SERVICES (as the case may be), then OREXIGEN (and/or CYPRESS and/or CYPRESS’ appertaining SUBLICENSEES, as the case may be) shall be entitled to credit its/their payment of additional running royalties to such THIRD PARTY(IES), if any, on DUKE LICENSED PRODUCTS, DUKE LICENSED PROCESSES, and/or DUKE LICENSED SERVICES (as the case may be)

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against the DUKE RUNNING ROYALTY for the subject DUKE LICENSED PRODUCTS, DUKE LICENSED PROCESSES, and/or DUKE LICENSED SERVICES (as the case may be) in the appertaining country(ies) during the appertaining time period, provided that in no event shall the amount otherwise payable to DUKE as DUKE RUNNING ROYALTY be reduced by more than [***] percent ([***]%) for the subject DUKE LICENSED PRODUCTS, DUKE LICENSED PROCESSES, and/or DUKE LICENSED SERVICES (as the case may be) in the appertaining country(ies) during the appertaining time period.
     Section 3.01 is hereby further amended by adding subsection (g) thereto, which provides as follows:
(g)	Milestone payments to DUKE relating to the CYPRESS AGREEMENT. As regards milestones payments relating to the CYPRESS AGREEMENT and any SUBLICENSES thereof of any of the rights to DUKE PATENT RIGHTS;, the provisions of this Section 3.01(g) shall apply instead of Section 3.01(d). OREXIGEN (or CYPRESS as regards any of the following milestones that may occur for the first time after the effective date of an assignment of the CYPRESS AGREEMENT (as it applies to DUKE PATENT RIGHTS) to DUKE) shall pay DUKE the following one-time, non-creditable, non-refundable payments within [***] ([***]) days of the first occurrence (by CYPRESS and/or any of its SUBLICENSEES) of each of the following milestones as relates to any DUKE LICENSED PRODUCT:
[***]

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               [***]
     It is understood and agreed that milestone payments expressly identified above in subsections (i)-(vii) of this Section 3.01(g) shall [***] and, thus, such milestone payments shall [***].
     Section 3.01 is hereby further amended by adding subsection (h) thereto, which provides as follows:
     (h) Royalty on SUBLICENSE REVENUES due to DUKE relating to the CYPRESS AGREEMENT. It is understood and agreed that because the provisions of Section 3.01(g) apply to milestones achieved by either CYPRESS and/or any of its SUBLICENSEES, no royalty [***] on SUBLICENSE REVENUES associated with the CYPRESS AGREEMENT and/or CYPRESS’ SUBLICENSEES’ SUBLICENSES.
     4. Extent of Amendment. Except as amended hereby, all provisions of the AGREEMENT shall remain in full force and effect.
[This space left blank intentionally.]

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     5. Counterparts. This FIRST AMENDMENT may be executed in a number of identical counterparts, each of which for all purposes is to be deemed an original.
     IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT on the dates set forth below.

DUKE UNIVERSITY		OREXIGEN THERAPEUTICS, INC.

By:	/s/ Robert L. Taber	By:	/s/ John F. Crowley

Robert L. Taber, Ph.D.		John F. Crowley
Vice Chancellor, Science and Technology Development		President and Chief Executive Officer

Date: 12/21/04		Date: 12/22/04
Acknowledged and Agreed With Respect
To Only Section 2 of this FIRST AMENDMENT:
CYPRESS BIOSCIENCE, INC.

By:	/s/ Jay D. Kranzler
Jay D. Kranzler, M.D., Ph.D.
President and Chief Executive Officer
Date: 1/3/05

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